UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2020 (January 28, 2020)

Merck & Co., Inc.

(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	1-6571 (Commission File Number)	22-1918501 (IRS Employer Identification No.)

2000 Galloping Hill Road, Kenilworth, NJ (Address of principal executive offices)	07033 (Zip code)

Registrant’s telephone number, including area code: (908) 740-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock ($0.50 par value)	MRK	New York Stock Exchange
1.125% Notes due 2021	MRK/21	New York Stock Exchange
0.500% Notes due 2024	MRK24	New York Stock Exchange
1.875% Notes due 2026	MRK/26	New York Stock Exchange
2.500% Notes due 2034	MRK/34	New York Stock Exchange
1.375% Notes due 2036	MRK36A	New York Stock Exchange

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Incorporated by reference is a press release issued by Merck & Co., Inc. (“Merck” or the “Company”) on January 31, 2020, attached as Exhibit 99.1, announcing the election of Kathy J. Warden and Christine E. Seidman, M.D. to the Company’s Board of Directors (the “Board”), effective March 16, 2020. The Board appointed each of Ms. Warden and Dr. Seidman as a member of both the Audit Committee and the Research Committee of the Board.

For their service on the Board, Ms. Warden and Dr. Seidman will receive compensation as non-employee directors in accordance with the Company’s non-employee director compensation practices described under the “Director Compensation” section of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 8, 2019.

Neither Ms. Warden nor Dr. Seidman has any arrangements or understandings with any other person pursuant to which she was elected to the Board, nor does either of them have a relationship or related transaction with the Company that would require disclosure pursuant to Item 404(a) of Regulation S-K of the Securities and Exchange Commission in connection with her appointment as a director of the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued January 31, 2020.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merck & Co., Inc.

Date:	January 31, 2020	By:	/s/ Faye C. Brown
Name: Faye C. Brown
Title: Senior Assistant Secretary